                                  ANNUAL REPORT



[AIM LOGO APPEARS HERE]      AIM AGGRESSIVE GROWTH FUND         OCTOBER 31 1998


                       INVEST WITH DISCIPLINE--Registered Trademark--

        -----------------------------------------------------------------

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

        SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE BOTANICAL

        KINGDOM. THEY COME IN MANY VARIETIES AND FLOURISH IN A WIDE RANGE

        OF SOILS AND CLIMATES. WE BELIEVE THE DYNAMIC SUNFLOWER REFLECTS

        THE ATTRIBUTES OF THE DIVERSE, RAPIDLY GROWING, AND FUNDAMENTALLY

         STRONG COMPANIES WE SEEK TO OWN IN AIM AGGRESSIVE GROWTH FUND.

        -----------------------------------------------------------------


AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes will have earnings growth in excess of the general economy.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o AIM Aggressive Growth Fund's average annual total returns, including sales charges, for periods ended 9/30/98, the most recent calendar quarter end, were as follows: one year, -28.78 (-24.63 excluding sales charges); five years, 11.95%; 10 years, 17.28%; inception (5/1/84), 13.80%.
o During the fiscal year ended 10/31/98 the Fund paid distributions of $1.779 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks
o The Standard & Poor's Composite Index of 500 Stocks (S&P500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's 400 (S&P 400) Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                           AIM AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT/CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   Throughout the fiscal year covered by this report, markets
    [PHOTO OF      vacillated between optimism that Asia's woes would be
   Charles T.      contained and worry that they would become a major drag on
     Bauer,        the U.S. and other economies. Changes in investor sentiment
  Chairman of      affected various financial markets differently. The stock
  the Board of     market was especially volatile. Uncertainty in stocks
    THE FUND       bolstered U.S. Treasury issues, whose safety attracts
  APPEARS HERE]    investors in doubtful times.
                   We understand how unnerving this year's level of volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst-performing month in a decade.
   Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
   Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
   However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com.
We often post market updates on our Web site.
   We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                           --------------------------

                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                               OUR CONVICTION THAT

                            MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                           --------------------------




                           AIM AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT/MANAGER'S OVERVIEW


FUND CONTENDS WITH BEAR MARKET
IN SMALL-CAP STOCKS

Q. SMALL-CAP STOCKS WERE IN A BEAR MARKET FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?

A. The sharp selloff in small-cap stocks from mid-April through early October 1998 took its toll on the Fund's performance. For the fiscal year ended October 31, 1998, total return was -16.36%. By comparison, total return was -11.84% for the Russell 2000 Index and -13.64% for the Lipper Small Cap Funds Index.
        The Fund rebounded strongly during the final weeks of the fiscal year, posting a stunning 26.14% total return from the market low on October 8 through the end of the fiscal year. That beat the 21.96% total return of the Russell 2000 Index and the 22.50% total return of the Lipper Small Cap Funds Index for the same period.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?

A. During the first half of the reporting period, markets shook off initial concerns about the potential global impact of the economic turmoil in Asia and soared to new heights in April. Although renewed fears about Asia's impact halted the rally, large-cap stocks rebounded and the Dow Jones Industrial Average (the Dow) set a record in July. The Dow then lost 16.82% of its value between July 17 and October 8. Severe economic dislocations in Russia and Latin America as well as Asia, combined with political controversy in the U.S., prompted the selloff.
        However, the market rebounded impressively in October as the Dow posted its best percentage gains for a single month in more than 11 years. The Federal Reserve Board (the Fed) cut interest rates at the end of September and again in mid-October. These Fed moves, combined with encouraging economic indicators, sparked the late rally in the stock market.

Q.  HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?

A. For much of the reporting period, small-cap stocks were in the grip of a severe bear market, generally defined as a drop in value of at least 20%. After hitting a record high on April 21, the Russell 2000 Index lost 36.49% of its value by October 8, when it sank to its lowest level in more than two years. In the unsettled market environment, investors favored more liquid assets such as large-cap stocks and U.S. Treasury bonds.
        During the last three weeks of the reporting period, however, small-cap stocks rallied strongly, benefiting from the Fed's interest rate cuts. Investors also found small-cap stocks attractive because earnings growth projections for smaller companies remained in the double-digit range while the corresponding figures for larger companies were gravitating toward the single-digit level. Finally, small-cap stocks represented one of the best bargains in the equity market as their prices relative to large-cap stocks were at their lowest levels in decades.

Q.  HOW DID YOU REACT TO THE BEAR MARKET IN SMALL-CAP STOCKS?

A. The market downturn provided an excellent opportunity to purchase the stocks of attractive companies at low prices. We believe our disciplined, earnings-driven stock selection process is strongest in a challenging market environment. In choosing stocks, we look at the underlying fundamentals of companies, not the overall market. We endeavor to own the best small-cap companies because we are very optimistic about the long-term outlook for small-cap stocks.

Q.  WHY HAVE YOU REOPENED THE FUND TO NEW INVESTORS?

A. We reopened the Fund to new investors shortly after the reporting period ended. We believe this is an excellent time to reopen the Fund because of the historically low valuations of small-cap stocks. Reopening the Fund can increase our capability to buy the stocks of attractive small-cap companies at these low prices.

Q.  WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO?

A. Since our last report six months ago, we have reduced the number of holdings in the portfolio from about 400 to 300 as we sold the stocks of companies that failed to meet our earnings criteria. Simultaneously, we enhanced our positions in the stocks of companies we believe have solid, long-term growth prospects.
        With regard to specific sectors, we trimmed our holdings in energy stocks, which were hurt by declining oil prices, from 7.0% to less than 1.5% of the portfolio. At the same time, we moderately increased our holdings in technology and consumer-cyclical stocks. As of October 31, 1998, technology and consumer cyclical stocks composed 33% and 22% of the portfolio, respectively.

Q.  WHAT WERE SOME OF THE THEMES IN THE TECHNOLOGY SECTOR?

A. Despite volatility, technology stocks generally posted solid gains for the fiscal year. Within this sector, we especially liked the stocks of computer software and service companies. The computer glitch


                      ------------------------------------

                          THE MARKET DOWNTURN PROVIDED

                      AN EXCELLENT OPPORTUNITY TO PURCHASE

                       THE STOCKS OF ATTRACTIVE COMPANIES

                                 AT LOW PRICES.

                      ------------------------------------


          See important Fund and index disclosures inside front cover.


                           AIM AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT/MANAGER'S OVERVIEW

PORTFOLIO COMPOSITION

========================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
1. CDW Computer Centers, Inc.           1.42%        1. Computers (Software & Services)            12.26%

2. CSG Systems International, Inc.      1.03         2. Electronics (Semiconductors)                5.62

3. Heftel Broadcasting Corp.            0.99         3. Health Care (Specialized Services)          4.34

4. Flextronics International Ltd        0.98         4. Services (Data Processing)                  4.13

5. Allied Waste Industries, Inc.        0.95         5. Retail (Specialty)                          3.75

6. Veritas Software Corp.               0.95         6. Health Care (Medical Products & Supplies)   3.62

7. Henry Schein, Inc.                   0.88         7. Services (Commercial & Consumer)            3.32

8. Sipex Corp.                          0.84         8. Retail (Specialty-Apparel)                  2.96

9. Insight Enterprises, Inc.            0.82         9. Services (Computer Systems)                 2.83

10. Affiliated Computer Services, Inc.  0.77        10. Banks (Regional)                            2.80

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
========================================================================================================

    that requires reprogramming older computers and software to recognize the year 2000 continues to provide opportunities for these companies. The worldwide cost of correcting this problem could total between $300 billion and $600 billion, according to the Gartner Group, a technology research firm. Computer expertise also is expected to be crucial to the gradual conversion of European currencies to the euro starting in 1999.
        Our technology holdings include some of the most successful companies in the business. Veritas Software Corp. is one of the leading developers and marketers of information storage systems while Sipex Corporation makes high-performance analog integrated circuits for everything from computers and cellular phones to thermostats and low-voltage power devices. The Fund also benefited from owning the stocks of CSG Systems International, Inc., which offers processing and related services to direct broadcast satellite providers; and Insight Enterprises, Inc., which markets computer hardware and software products.
        Over the long term, we are optimistic about the performance of technology stocks. Computer systems and office technology make up one of the largest portions of corporate capital expenditures. The Internet is expected to remain an area of explosive growth over the next five to 10 years. The trend toward out-sourcing also is expected to continue to give a boost to information technology companies.

Q.  HOW DID CONSUMER-CYCLICAL STOCKS PERFORM?

A. Consumer cyclicals is a broad category that includes advertising, airlines, hotels, and certain retailers--all of which do well in a healthy economy. Our focus in this sector was on retail stocks. For most of the fiscal year, the nation's retailers benefited from healthy consumer spending, stemming from low unemployment and rising wages. Toward the end of the period, however, consumer confidence was shaken over concerns that troubles in developing markets would result in an economic slowdown in the U.S. Although the domestic economy remained healthy, consumers became more cautious in their spending--a trend that benefited discount stores.
        Retail stocks that performed well for the Fund included The Men's Wearhouse, Inc., the leading discount men's business clothing chain in the U.S.; Family Dollar Stores, Inc., which operates about 3,000 discount stores in 38 states; and 99 Cents Only Stores, which has about 60 outlets in Southern California.

Q.  WHAT OTHER STOCKS POSTED IMPRESSIVE GAINS FOR THE FUND?

A. Other stocks that performed well for the Fund included Medicis Pharmaceutical, which markets over-the-counter skin products, and Heftel Broadcasting Corp., a Spanish-language broadcasting company which reported strong earnings growth.

Q.  WHAT IS YOUR OUTLOOK?

A. We believe there are several reasons to be optimistic about small-cap stocks. In recent years, after the Fed has embarked on a series of interest rate cuts, small-cap stocks have been among the top-performing equity classes. While past performance cannot guarantee comparable future results, we believe if the Fed continues to cut interest rates, it could bode well for small-cap stocks.
        Moreover, the valuations of small-cap stocks relative to large-cap stocks are very compelling. And while profits for the largest companies are dropping, they remain robust for smaller companies. Since smaller companies conduct most of their business in the U.S., their earnings are less susceptible to foreign economic downturns. We believe if these trends continue, small-cap stocks could continue to attract investors.

          See important Fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT/PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEXES

5/1/84-10/31/98

-----------------------------------------------------------------------------------------------------------
                      AIM AGGRESSIVE                      RUSSELL 2000                     LIPPER SMALL CAP
                        GROWTH FUND                        STOCK INDEX                        FUNDS INDEX
-----------------------------------------------------------------------------------------------------------
                                                           in thousands
5/1/84                    $9,452                             $10,000                           $10,000

10/84                      9,587                              10,100                            10,169

10/85                     10,682                              11,699                            11,497

10/86                     12,470                              14,297                            13,694

10/87                     10,040                              12,339                            12,380

10/88                     12,100                              15,700                            15,122

10/89                     14,278                              18,150                            18,306

10/90                     11,409                              13,199                            14,256

10/91                     21,330                              20,938                            22,246

10/92                     23,363                              22,926                            23,727

10/93                     35,278                              30,357                            30,761

10/94                     41,968                              30,250                            31,375

10/95                     59,365                              35,800                            38,771

10/96                     68,134                              41,745                            45,398

10/97                     79,953                              53,989                            53,804

10/98                     66,877                              47,596                            46,464

==========================================================================================================

Past performance cannot guarantee comparable future results.

Source: Towers Data Systems HYPO--Registered Trademark--
==========================================================================================================

ABOUT THIS CHART

This chart compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 5/1/84-10/31/98. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Lipper Small Cap Funds Index. A market index such as the Russell 2000 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of

                           AIM AGGRESSIVE GROWTH FUND

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES

Inception (5/1/84)           14.00%

  10 Years                   17.98

   5 Years                   12.37

   1 Year                   -20.96*

*-16.36% excluding sales charges

===============================================================================

funds such as the Lipper Small Cap Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

   Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.
   Your Fund's total return includes applicable sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


                           AIM AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT/FOR CONSIDERATION


TAKE A CLOSER LOOK AT MARKET INDEXES

    You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.
   "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
    If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.
   Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.
   There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.
   As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down--and

                                THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund. Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it. The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.


                           AIM AGGRESSIVE GROWTH FUND
vice versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.
   By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.

                                DIVERGING INDEXES

Total Return per Calendar Year
1987-1997

---------------------------------------------------------------------------------------
                  S&P 500 INDEX
                  WITH MONTHLY      EUROPE-AUSTRALASIA-FAR     RUSSELL 2000 STOCK INDEX
                   DIVIDENDS       EAST INDEX WITH DIVIDENDS*
---------------------------------------------------------------------------------------
12/88                16.55%                25.02%                       28.59%
12/89                31.64                 16.26                         10.8
12/90                -3.09                 19.48                         23.2
12/91                30.41                 46.04                         12.5
12/92                 7.61                 18.41                        11.85
12/93                10.06                 18.88                        32.94
12/94                 1.32                 -1.82                         8.06
12/95                37.54                 28.45                        11.55
12/96                22.95                 16.49                         6.36
12/97                33.35                 22.36                         2.06
=======================================================================================

                  Past performance is no guarantee of future investment results.

*International investing presents risks not associated with investing solely in the
United States. These include risks relating to fluctuation in the value of the U.S.
dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
=======================================================================================

                               A FEW MORE INDEXES

S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

EUROPE, AUSTRALASIA, AND THE FAR EAST INDEX (EAFE --Registered Trademark--)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-90.80%

AEROSPACE/DEFENSE-0.63%

AAR Corp.                              500,000   $   11,562,500
---------------------------------------------------------------
Aviation Sales Co.(a)                  150,000        4,987,500
---------------------------------------------------------------
                                                     16,550,000
---------------------------------------------------------------

AIR FREIGHT-0.19%

Expeditors International of
  Washington, Inc.                     150,000        5,081,250
---------------------------------------------------------------

AIRLINES-0.88%

Alaska Air Group, Inc.(a)              100,000        3,593,750
---------------------------------------------------------------
ASA Holdings, Inc.                     115,000        4,125,625
---------------------------------------------------------------
Atlantic Coast Airlines Holdings(a)    400,000        9,600,000
---------------------------------------------------------------
Ryanair Holdings plc-ADR(a)(Ireland)   200,000        5,875,000
---------------------------------------------------------------
                                                     23,194,375
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.01%

Danaher Corp.                          200,000        7,987,500
---------------------------------------------------------------
Gentex Corp.(a)                        500,000        7,343,750
---------------------------------------------------------------
Keystone Automotive Industries,
  Inc.(a)                              250,000        4,671,875
---------------------------------------------------------------
Tower Automotive, Inc.(a)              300,000        6,675,000
---------------------------------------------------------------
                                                     26,678,125
---------------------------------------------------------------

BANKS (REGIONAL)-2.80%

Bank United Corp.-Class A              200,000        7,968,750
---------------------------------------------------------------
Centennial Bancorp(a)                  131,700        2,164,814
---------------------------------------------------------------
Centura Banks, Inc.                    100,000        6,900,000
---------------------------------------------------------------
Community First Bankshares, Inc.       500,000        9,937,500
---------------------------------------------------------------
First Republic Bank(a)                 300,000        7,425,000
---------------------------------------------------------------
First Washington Bancorp, Inc.         165,000        3,630,000
---------------------------------------------------------------
Provident Bankshares Corp.             210,000        5,355,000
---------------------------------------------------------------
Silicon Valley Bancshares(a)            75,000        1,537,500
---------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)   500,000        7,656,250
---------------------------------------------------------------
Sterling Bancshares, Inc.              225,000        3,206,250
---------------------------------------------------------------
Trustmark Corp.                         72,700        1,394,931
---------------------------------------------------------------
Westamerica Bancorp.                   225,000        7,481,250
---------------------------------------------------------------
Zions Bancorp.                         175,000        9,285,938
---------------------------------------------------------------
                                                     73,943,183
---------------------------------------------------------------

BIOTECHNOLOGY-1.13%

Curative Health Services, Inc.(a)      300,000        8,175,000
---------------------------------------------------------------
ICON plc-ADR(a) (United Kingdom)        50,000        1,400,000
---------------------------------------------------------------
IDEXX Laboratories, Inc.(a)            500,000       11,406,250
---------------------------------------------------------------
PathoGenesis Corp.(a)                  100,000        4,000,000
---------------------------------------------------------------
Pharmaceutical Product Development,
  Inc.(a)                              175,000        4,725,000
---------------------------------------------------------------
                                                     29,706,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-1.28%

Chancellor Media Corp.(a)              200,000   $    7,675,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)           633,400       26,048,575
---------------------------------------------------------------
                                                     33,723,575
---------------------------------------------------------------

BUILDING MATERIALS-0.31%

Group Maintenance America Corp.(a)     110,400        1,428,300
---------------------------------------------------------------
NCI Building Systems, Inc.(a)          200,000        4,325,000
---------------------------------------------------------------
Pameco Corp.(a)                        178,300        2,496,200
---------------------------------------------------------------
                                                      8,249,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.25%

OM Group, Inc.                         200,000        6,525,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.78%

Brightpoint, Inc.(a)                 1,500,000       18,375,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           400,000       18,400,000
---------------------------------------------------------------
Dycom Industries, Inc.(a)              200,000        7,012,500
---------------------------------------------------------------
VideoServer, Inc.(a)                   250,000        3,109,375
---------------------------------------------------------------
                                                     46,896,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.37%

Brooktrout Technology, Inc.(a)         250,000        3,671,875
---------------------------------------------------------------
IDX Systems Corp.(a)                   189,000        8,008,875
---------------------------------------------------------------
Micron Electronics, Inc.(a)            538,500       11,274,844
---------------------------------------------------------------
National Instruments Corp.(a)          275,000        7,528,125
---------------------------------------------------------------
Visual Networks, Inc.(a)               200,000        5,700,000
---------------------------------------------------------------
                                                     36,183,719
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.71%

Broadcom Corp.(a)                      150,000       12,440,625
---------------------------------------------------------------
International Network Services(a)      150,000        6,375,000
---------------------------------------------------------------
                                                     18,815,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.63%

Cybex Computer Products Corp.(a)        45,700        1,450,975
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 125,000        5,789,063
---------------------------------------------------------------
Network Appliance, Inc.(a)             300,000       16,425,000
---------------------------------------------------------------
QLogic Corp.(a)                         50,000        4,618,750
---------------------------------------------------------------
SMART Modular Technologies, Inc.(a)    325,000        6,825,000
---------------------------------------------------------------
Xircom, Inc.(a)                        264,400        7,799,800
---------------------------------------------------------------
                                                     42,908,588
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-12.26%

American Management Systems, Inc.(a)    32,500          997,344
---------------------------------------------------------------
Aspect Development, Inc.(a)            187,700        5,930,147
---------------------------------------------------------------
Avant! Corp.(a)                        300,000        5,118,750
---------------------------------------------------------------
AVT Corp.(a)                           375,000        8,203,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

AXENT Technologies, Inc.(a)            350,000   $    8,793,750
---------------------------------------------------------------
BroadVision, Inc.(a)                   150,000        2,250,000
---------------------------------------------------------------
Business Objects S.A.-ADR(a)(France)   250,000        4,203,125
---------------------------------------------------------------
Check Point Software
  Technologies Ltd.(a) (Israel)        225,000        5,118,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)                250,000       17,718,750
---------------------------------------------------------------
Computer Management Sciences, Inc.(a)  400,000        7,400,000
---------------------------------------------------------------
Concord Communications, Inc.(a)         75,000        2,784,375
---------------------------------------------------------------
Concord EFS, Inc.(a)                   700,000       19,950,000
---------------------------------------------------------------
Documentum, Inc.(a)                    155,300        5,280,200
---------------------------------------------------------------
Eclipsys Corp.(a)                      142,200        3,208,388
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       300,000        7,218,750
---------------------------------------------------------------
Engineering Animation, Inc.(a)         325,000       14,239,063
---------------------------------------------------------------
Gemstar International Group Ltd.(a)    150,000        8,193,750
---------------------------------------------------------------
HNC Software, Inc.(a)                  225,000        7,565,625
---------------------------------------------------------------
Hyperion Solutions Corp.(a)            427,500       12,825,000
---------------------------------------------------------------
ISS Group, Inc.(a)                      23,000          633,938
---------------------------------------------------------------
Jack Henry & Associates                125,000        5,703,125
---------------------------------------------------------------
Learning Company, Inc. (The)(a)        250,000        6,453,125
---------------------------------------------------------------
Legato Systems, Inc.(a)                200,000        7,825,000
---------------------------------------------------------------
Lycos, Inc.(a)                         400,000       16,250,000
---------------------------------------------------------------
Macromedia(a)                          225,000        4,500,000
---------------------------------------------------------------
Medical Manager Corp.(a)               500,000       12,437,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)           150,000        6,225,000
---------------------------------------------------------------
Mobius Management Systems, Inc.(a)     250,000        2,906,250
---------------------------------------------------------------
PC Connection, Inc.(a)                 280,300        4,274,575
---------------------------------------------------------------
Platinum Technology, Inc.(a)           200,000        3,287,500
---------------------------------------------------------------
QRS Corp.(a)                           101,700        3,864,600
---------------------------------------------------------------
QuadraMed Corp.(a)                     325,000        6,662,500
---------------------------------------------------------------
Rational Software Corp.(a)             625,000       13,984,375
---------------------------------------------------------------
RWD Technologies, Inc.(a)               67,800        1,279,725
---------------------------------------------------------------
Sapient Corp.(a)                        76,000        3,424,750
---------------------------------------------------------------
ScanSource, Inc.(a)                    200,000        3,875,000
---------------------------------------------------------------
Secure Computing Corp.(a)              350,000        4,243,750
---------------------------------------------------------------
Siebel Systems, Inc.(a)                 50,000        1,021,875
---------------------------------------------------------------
Sterling Software, Inc.(a)             200,000        5,237,500
---------------------------------------------------------------
Technisource, Inc.(a)                  100,000          875,000
---------------------------------------------------------------
Transaction Systems Architects, Inc.
  -Class A(a)                          200,000        7,218,750
---------------------------------------------------------------
USWeb Corp.(a)                         300,000        4,312,500
---------------------------------------------------------------
Verio, Inc.(a)                         100,200        1,390,275
---------------------------------------------------------------
Veritas Software Corp.(a)              500,000       25,062,500
---------------------------------------------------------------
Visio Corp.(a)                         325,000        8,653,125
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                 200,000        3,975,000
---------------------------------------------------------------
Wind River Systems(a)                  250,000       10,953,125
---------------------------------------------------------------
                                                    323,529,255
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.70%

Action Performance Companies, Inc.(a)  250,000   $    7,468,750
---------------------------------------------------------------
Blyth Industries, Inc.(a)              400,000       11,050,000
---------------------------------------------------------------
                                                     18,518,750
---------------------------------------------------------------

CONSUMER FINANCE-0.30%

AmeriCredit Corp.(a)                   600,000        8,025,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.47%

Patterson Dental Co.(a)                300,000       12,375,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.32%

AFC Cable Systems, Inc.(a)             150,000        3,693,750
---------------------------------------------------------------
Hadco Corp.(a)                         150,000        4,725,000
---------------------------------------------------------------
Oak Industries, Inc.(a)                200,000        5,412,500
---------------------------------------------------------------
Sanmina Corp.(a)                       300,000       12,300,000
---------------------------------------------------------------
Symbol Technologies, Inc.              450,000       20,137,500
---------------------------------------------------------------
Uniphase Corp.(a)                      200,000        9,900,000
---------------------------------------------------------------
Watsco, Inc.                           300,000        5,081,250
---------------------------------------------------------------
                                                     61,250,000
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.17%

Anicom, Inc.(a)                        500,000        4,468,750
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.25%

Aeroflex, Inc.(a)                      575,000        6,468,750
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.63%

Sawtek, Inc.(a)                         88,200        1,780,574
---------------------------------------------------------------
Waters Corp.(a)                        200,000       14,700,000
---------------------------------------------------------------
                                                     16,480,574
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.62%

Apex PC Solutions, Inc.(a)             150,000        3,918,750
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        300,000        7,200,000
---------------------------------------------------------------
Artisan Components, Inc.(a)            555,000        4,058,438
---------------------------------------------------------------
Dallas Semiconductor Corp.             175,000        6,475,000
---------------------------------------------------------------
Flextronics International Ltd.(a)      500,000       25,968,750
---------------------------------------------------------------
Level One Communications, Inc.(a)      500,000       13,156,250
---------------------------------------------------------------
Micrel, Inc.(a)                        100,000        3,287,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          600,000       16,237,500
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    200,000        8,975,000
---------------------------------------------------------------
Semtech Corp.(a)                       300,000        7,143,750
---------------------------------------------------------------
Sipex Corp.(a)(b)                      800,000       22,200,000
---------------------------------------------------------------
TranSwitch Corp.(a)                    400,000        9,750,000
---------------------------------------------------------------
Unitrode Corp.(a)                      300,000        3,768,750
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         500,000       16,125,000
---------------------------------------------------------------
                                                    148,264,688
---------------------------------------------------------------

ENTERTAINMENT-0.70%

Cinar Films Inc.-Class B(a)(Canada)    121,000        2,556,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ENTERTAINMENT-(CONTINUED)

SFX Entertainment, Inc.-Class A(a)     500,000   $   15,812,500
---------------------------------------------------------------
                                                     18,368,625
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.06%

Insignia/ESG Holdings, Inc.(a)         266,666        3,399,992
---------------------------------------------------------------
NCO Group, Inc.(a)                     250,000        7,875,000
---------------------------------------------------------------
SEI Investments Co.                    200,000       16,575,000
---------------------------------------------------------------
                                                     27,849,992
---------------------------------------------------------------

FOODS-1.27%

American Italian Pasta Co.-Class A(a)  100,000        2,300,000
---------------------------------------------------------------
Earthgrains Co. (The)                  250,000        7,500,000
---------------------------------------------------------------
Fresh Del Monte Produce, Inc.(a)       150,000        2,681,250
---------------------------------------------------------------
Hain Food Group, Inc. (The)(a)         300,000        6,037,500
---------------------------------------------------------------
International Home Foods, Inc.(a)      200,000        3,550,000
---------------------------------------------------------------
Michael Foods, Inc.                     50,000        1,200,000
---------------------------------------------------------------
Pilgrim's Pride Corp.-Class B           75,500        1,741,219
---------------------------------------------------------------
United Natural Foods, Inc.(a)          300,000        8,362,500
---------------------------------------------------------------
                                                     33,372,469
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.80%

Alpharma, Inc.-Class A                 495,834       13,728,404
---------------------------------------------------------------
Biovail Corporation International(a)
  (Canada)                             100,000        3,118,750
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          400,000        4,825,000
---------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)      405,000       20,300,625
---------------------------------------------------------------
Parexel International Corp.(a)         250,000        5,515,625
---------------------------------------------------------------
                                                     47,488,404
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.62%

Health Management Associates, Inc.
  -Class A(a)                          750,000       13,359,375
---------------------------------------------------------------
New American Healthcare Corp.(a)       450,000        4,781,250
---------------------------------------------------------------
Province Healthcare Co.(a)             299,200        7,816,600
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      325,000       16,676,563
---------------------------------------------------------------
                                                     42,633,788
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.66%

Assisted Living Concepts, Inc.(a)      700,000        9,450,000
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   300,000        3,637,500
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)       100,000        4,306,250
---------------------------------------------------------------
                                                     17,393,750
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.46%

Express Scripts, Inc.-Class A(a)       125,000       12,210,938
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-3.62%

ADAC Laboratories(a)                   350,000       10,368,750
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              200,000        6,150,000
---------------------------------------------------------------
Haemonetics Corp.(a)                    83,200        1,793,976
---------------------------------------------------------------
Henry Schein, Inc.(a)                  600,000       23,212,500
---------------------------------------------------------------
MiniMed, Inc.(a)                       150,000        8,325,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

Osteotech, Inc.(a)                     171,500   $    4,319,656
---------------------------------------------------------------
ResMed, Inc.(a)                        100,000        5,100,000
---------------------------------------------------------------
Safeskin Corp.(a)                       50,000        1,106,250
---------------------------------------------------------------
Serologicals Corp.(a)                   29,200          660,650
---------------------------------------------------------------
Sybron International Corp.(a)          800,000       19,800,000
---------------------------------------------------------------
VISX, Inc.(a)                          200,000       10,025,000
---------------------------------------------------------------
Xomed Surgical Products, Inc.(a)       100,000        4,493,750
---------------------------------------------------------------
                                                     95,355,532
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-4.34%

Advance Paradigm, Inc.(a)              225,000        7,425,000
---------------------------------------------------------------
BioReliance Corp.(a)                   200,000        1,600,000
---------------------------------------------------------------
Boron, LePore & Associates, Inc.(a)    300,000        8,100,000
---------------------------------------------------------------
Covance, Inc.(a)                       200,000        5,575,000
---------------------------------------------------------------
First Consulting Group, Inc.(a)        150,000        2,465,625
---------------------------------------------------------------
Hooper Holmes, Inc.                    300,000        7,143,750
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              150,000        5,990,625
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        500,000        8,812,500
---------------------------------------------------------------
Ocular Sciences, Inc.(a)               300,000        7,537,500
---------------------------------------------------------------
Omnicare, Inc.                         500,000       17,281,250
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              625,000       11,835,938
---------------------------------------------------------------
Res-Care, Inc.(a)                      150,000        3,318,750
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             300,000       11,100,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     300,000        7,350,000
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              500,000        8,875,000
---------------------------------------------------------------
                                                    114,410,938
---------------------------------------------------------------

HOMEBUILDING-0.37%

American Homestar Corp.(a)             600,000        9,825,000
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.20%

International Comfort Products Corp.
  (Canada)(a)                          300,000        2,718,750
---------------------------------------------------------------
Service Experts, Inc.(a)                86,200        2,602,163
---------------------------------------------------------------
                                                      5,320,913
---------------------------------------------------------------

HOUSEWARES-0.56%

Helen of Troy Ltd.(a)                1,000,000       14,875,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.19%

Penn Treaty American Corp.(a)          244,200        5,143,465
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.12%

Century Business Services, Inc.(a)     225,000        3,135,938
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.66%

CMAC Investment Corp.                  300,000       12,562,500
---------------------------------------------------------------
Fidelity National Financial, Inc.      100,000        3,075,000
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           100,000        1,793,750
---------------------------------------------------------------
                                                     17,431,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INVESTMENT MANAGEMENT-0.39%

Eaton Vance Corp.                      316,100   $    7,072,738
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)  400,000        3,250,000
---------------------------------------------------------------
                                                     10,322,738
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.20%

International Speedway Corp.-Class A   103,100        3,183,213
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)          100,000        2,100,000
---------------------------------------------------------------
                                                      5,283,213
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.26%

Applied Power, Inc.-Class A            250,000        6,890,625
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.27%

Matthews International Corp.-Class A   130,000        3,591,250
---------------------------------------------------------------
Spartech Corp.                         200,000        3,600,000
---------------------------------------------------------------
                                                      7,191,250
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.50%

JLG Industries, Inc.                   500,000        8,281,250
---------------------------------------------------------------
Zebra Technologies Corp.(a)            150,000        4,912,500
---------------------------------------------------------------
                                                     13,193,750
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.13%

Daisytek International Corp.(a)(b)     900,000       13,556,250
---------------------------------------------------------------
Herman Miller, Inc.                    500,000       11,031,250
---------------------------------------------------------------
United Stationers, Inc.(a)             200,000        5,300,000
---------------------------------------------------------------
                                                     29,887,500
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.74%

Cal Dive International, Inc.(a)        125,000        2,671,875
---------------------------------------------------------------
CE Franklin Ltd.(a)                     74,100          189,881
---------------------------------------------------------------
Core Laboratories N.V.(a)
  (Netherlands)                        500,000       11,281,250
---------------------------------------------------------------
Global Industries Ltd.(a)              550,000        5,293,750
---------------------------------------------------------------
                                                     19,436,756
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.47%

Cabot Oil & Gas Corp.-Class A          250,000        4,250,000
---------------------------------------------------------------
Evergreen Resources, Inc.(a)           150,000        3,393,750
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        4,818,750
---------------------------------------------------------------
                                                     12,462,500
---------------------------------------------------------------

PERSONAL CARE-1.22%

Rexall Sundown, Inc.(a)                700,000       12,556,250
---------------------------------------------------------------
Steiner Leisure Ltd.(a)                400,500        9,762,188
---------------------------------------------------------------
Twinlab Corp.(a)                       450,000        9,984,375
---------------------------------------------------------------
                                                     32,302,813
---------------------------------------------------------------

PUBLISHING-0.52%

IDG Books Worldwide, Inc.-Class A(a)   400,000        6,200,000
---------------------------------------------------------------
Meredith Corp.                         200,000        7,400,000
---------------------------------------------------------------
                                                     13,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RAILROADS-0.39%

MotivePower Industries, Inc.(a)        400,000   $   10,175,000
---------------------------------------------------------------

RESTAURANTS-1.20%

Buffets, Inc.(a)                       350,000        3,784,375
---------------------------------------------------------------
CEC Entertainment, Inc.(a)             300,000        8,475,000
---------------------------------------------------------------
Papa John's International, Inc.(a)     275,000       10,441,406
---------------------------------------------------------------
Sonic Corp.(a)                         475,000        9,025,000
---------------------------------------------------------------
                                                     31,725,781
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-2.01%

Best Buy Co., Inc.(a)                  100,000        4,800,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)          500,000       37,468,750
---------------------------------------------------------------
Tech Data Corp.(a)                     275,000       10,828,125
---------------------------------------------------------------
                                                     53,096,875
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.49%

Burlington Coat Factory Warehouse
  Corp.                                400,000        6,000,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            330,750       12,754,547
---------------------------------------------------------------
Family Dollar Stores, Inc.             500,000        9,062,500
---------------------------------------------------------------
99 Cents Only Stores(a)                249,025       11,517,406
---------------------------------------------------------------
                                                     39,334,453
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.25%

Casey's General Stores                  31,600          442,400
---------------------------------------------------------------
Wild Oats Markets, Inc.(a)             251,700        6,198,113
---------------------------------------------------------------
                                                      6,640,513
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.45%

Fred Meyer, Inc.(a)                    225,000       11,995,313
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.12%

DM Management Company(a)               300,000        3,262,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.75%

BOWLIN Outdoor Advertising &
  Travel Centers, Inc.(a)(b)           250,000        1,218,750
---------------------------------------------------------------
Cost Plus, Inc.(a)                     113,200        3,396,000
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)(b)     400,000       10,825,000
---------------------------------------------------------------
Inacom Corp.(a)                        350,000        6,781,250
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              400,000       12,375,000
---------------------------------------------------------------
Michaels Stores, Inc.(a)               575,000       11,500,000
---------------------------------------------------------------
Musicland Stores Corp.(a)              250,000        3,296,875
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           250,000        9,781,250
---------------------------------------------------------------
PETsMART, Inc.(a)                      400,000        2,875,000
---------------------------------------------------------------
Rent-Way, Inc.(a)                      193,700        4,576,163
---------------------------------------------------------------
Renters Choice, Inc.(a)                500,000       12,406,250
---------------------------------------------------------------
Trans World Entertainment Corp.(a)     600,000       12,375,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               200,000        5,450,000
---------------------------------------------------------------
Zale Corp.(a)                           89,500        2,120,037
---------------------------------------------------------------
                                                     98,976,575
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-2.96%

Abercrombie & Fitch Co.-Class A(a)     300,000   $   11,906,250
---------------------------------------------------------------
American Eagle Outfitters, Inc.(a)     217,475        8,807,738
---------------------------------------------------------------
AnnTaylor Stores Corp.(a)              300,000        8,700,000
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  650,000       11,781,250
---------------------------------------------------------------
Goody's Family Clothing, Inc.(a)     1,000,000       10,687,500
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         550,000       13,337,500
---------------------------------------------------------------
Pacific Sunwear of California(a)       596,700       12,903,638
---------------------------------------------------------------
                                                     78,123,876
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.43%

Abacus Direct Corp.(a)                 100,000        4,875,000
---------------------------------------------------------------
Acxiom Corp.(a)                        350,000        8,793,750
---------------------------------------------------------------
ADVO, Inc.(a)                          100,000        2,543,750
---------------------------------------------------------------
Market Facts, Inc.(a)                  375,000        8,765,625
---------------------------------------------------------------
Metris Companies, Inc.                 225,000        7,396,875
---------------------------------------------------------------
Professional Detailing, Inc.(a)        100,000        2,337,500
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                 100,000        3,000,000
---------------------------------------------------------------
                                                     37,712,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.32%

Bright Horizons Family Solutions,
  Inc.(a)                              150,000        2,775,000
---------------------------------------------------------------
Cerner Corp.(a)                        325,000        7,271,875
---------------------------------------------------------------
Championship Auto Racing Teams,
  Inc.(a)                              100,000        2,487,500
---------------------------------------------------------------
Equity Corp. International(a)          185,100        4,592,794
---------------------------------------------------------------
G & K Services, Inc.-Class A           300,000       13,725,000
---------------------------------------------------------------
INSpire Insurance Solutions, Inc.(a)   225,000        5,625,000
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 150,000        4,584,375
---------------------------------------------------------------
MSC Industrial Direct Co., Inc.
  -Class A(a)                          250,000        5,312,500
---------------------------------------------------------------
Regis Corp.                            225,000        6,904,688
---------------------------------------------------------------
Ritchie Bros. Auctioneers Inc.(a)
  (Canada)                             155,100        3,877,500
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      800,000       18,450,000
---------------------------------------------------------------
Strayer Education, Inc.                350,000       11,900,000
---------------------------------------------------------------
                                                     87,506,232
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.83%

Analysts International Corp.           250,000        4,390,625
---------------------------------------------------------------
Ciber, Inc.(a)                         150,000        2,943,750
---------------------------------------------------------------
Computer Task Group, Inc.              500,000       15,312,500
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           750,000       21,750,000
---------------------------------------------------------------
Keane, Inc.(a)                         200,000        6,650,000
---------------------------------------------------------------
Safeguard Scientifics, Inc.(a)         125,300        3,359,606
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)          600,000       20,250,000
---------------------------------------------------------------
                                                     74,656,481
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.13%

Affiliated Computer Services, Inc.(a)  550,000       20,350,000
---------------------------------------------------------------
Billing Concepts Corp.(a)            1,000,000       14,125,000
---------------------------------------------------------------
Computer Horizons Corp.(a)             200,000        4,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

CSG Systems International, Inc.(a)     500,000   $   27,250,000
---------------------------------------------------------------
FactSet Research Systems, Inc.(a)      190,800        5,724,000
---------------------------------------------------------------
MedQuist, Inc.(a)                      350,000        9,428,125
---------------------------------------------------------------
National Computer Systems, Inc.        450,000       12,600,000
---------------------------------------------------------------
NOVA Corp.(a)                          514,500       14,856,188
---------------------------------------------------------------
                                                    108,933,313
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.92%

On Assignment, Inc.(a)                  75,000        2,550,000
---------------------------------------------------------------
RCM Technologies, Inc.(a)              200,000        3,012,500
---------------------------------------------------------------
Robert Half International, Inc.(a)     250,000       10,031,250
---------------------------------------------------------------
Romac International, Inc.(a)           500,000        8,750,000
---------------------------------------------------------------
                                                     24,343,750
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.47%

Cornell Corrections, Inc.(a)           450,000        7,368,750
---------------------------------------------------------------
Tetra Tech, Inc.(a)                    250,000        5,078,125
---------------------------------------------------------------
                                                     12,446,875
---------------------------------------------------------------

SPECIALTY PRINTING-0.89%

Consolidated Graphics, Inc.(a)         200,000        9,487,500
---------------------------------------------------------------
Valassis Communications, Inc.(a)       200,000        7,975,000
---------------------------------------------------------------
World Color Press, Inc.(a)             200,000        6,075,000
---------------------------------------------------------------
                                                     23,537,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.36%

Amdocs Limited(a)                      275,000        3,575,000
---------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(a)                245,050        5,850,569
---------------------------------------------------------------
                                                      9,425,569
---------------------------------------------------------------

TELEPHONE-0.30%

GeoTel Communications Corp.(a)         300,000        7,800,000
---------------------------------------------------------------

TEXTILES (APPAREL)-1.00%

Nautica Enterprises, Inc.(a)           200,000        4,137,500
---------------------------------------------------------------
Quicksilver, Inc.(a)                   650,000       13,446,875
---------------------------------------------------------------
Russell Corp.                          125,000        3,070,313
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                125,000        5,804,688
---------------------------------------------------------------
                                                     26,459,376
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.43%

Mohawk Industries, Inc.(a)             375,000       11,320,313
---------------------------------------------------------------

TRUCKERS-0.40%

M.S. Carriers, Inc.(a)                 100,000        2,150,000
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      376,700        8,322,716
---------------------------------------------------------------
                                                     10,472,716
---------------------------------------------------------------

TRUCKS & PARTS-0.34%

Wabash National Corp.                  500,000        8,875,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

WASTE MANAGEMENT-1.34%

Allied Waste Industries, Inc.(a)     1,160,000   $   25,085,000
---------------------------------------------------------------
KTI, Inc.(a)(b)                        495,000       10,395,000
---------------------------------------------------------------
                                                     35,480,000
---------------------------------------------------------------
    Total Common Stocks
    (Cost $1,846,469,621)                         2,395,524,490
---------------------------------------------------------------

PREFERRED STOCKS-0.40%

LODGING-HOTELS-0.40%

Royal Caribbean Cruises Ltd.-
  $3.63 Conv. Pfd.
  (Cost $7,582,525)                    115,000       10,522,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENTS-9.80%(c)

Bear Stearns & Co., Inc.,
  5.60%(d)                        $150,000,000   $  150,000,000
---------------------------------------------------------------
Chase Securities Inc., 5.55%,
  11/02/98(e)                       38,478,507   $   38,478,507
---------------------------------------------------------------
Deutsche Bank Sec. Corp.,
  5.55%(f)                          25,000,000       25,000,000
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(g)                          45,000,000       45,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $258,478,507)                           258,478,507
---------------------------------------------------------------
TOTAL INVESTMENTS-101.00%                         2,664,525,497
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.00%)               (26,487,841)
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,638,037,656
===============================================================

Abbreviations:

ADR  - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Funds's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/98 was $35,995,000 which represented 1.36% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Open joint repurchase agreement entered into 10/30/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $873,414,203 U.S. Government obligations, 0% to 9.50% due 08/01/01 to 04/01/34 with an aggregate market value at 10/31/98 of $468,333,240.
(e) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $254,478,951 U.S. Government obligations, 5.00% to 16.00% due 05/20/02 to 10/15/28 with an aggregate market value at 10/31/98 of $204,000,718.
(f) Open joint repurchase agreement entered into 10/30/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $189,108,000 U.S. Government obligations, 6.00% to 6.21% due 05/15/08 to 08/06/38 with an aggregate market value at 10/31/98 of $204,000,108.
(g) Open joint repurchase agreement entered into 10/30/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations, 0% to 10.70% due 11/01/98 to 07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $2,112,530,653)                         $2,664,525,497
--------------------------------------------------------
Receivables for:
  Investments sold                            16,167,520
--------------------------------------------------------
  Capital stock sold                           2,209,327
--------------------------------------------------------
  Dividends and interest                         370,125
--------------------------------------------------------
Investment for deferred compensation
  plan                                            48,416
--------------------------------------------------------
Other assets                                      61,443
--------------------------------------------------------
    Total assets                           2,683,382,328
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       34,199,874
--------------------------------------------------------
  Capital stock reacquired                     8,197,399
--------------------------------------------------------
  Deferred compensation                           48,416
--------------------------------------------------------
Accrued advisory fees                          1,310,118
--------------------------------------------------------
Accrued administrative services fees               9,386
--------------------------------------------------------
Accrued distribution fees                        873,518
--------------------------------------------------------
Accrued directors' fees                            2,175
--------------------------------------------------------
Accrued transfer agent fees                      422,288
--------------------------------------------------------
Accrued operating expenses                       281,498
--------------------------------------------------------
    Total liabilities                         45,344,672
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $2,638,037,656
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 65,707,162
========================================================

Net asset value and redemption price per
  share                                   $        40.15
========================================================
Offering price per share:
  (Net asset value of $40.15
   divided by 94.50%)                     $        42.49
========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $25,661 foreign
  withholding tax)                         $   3,761,020
--------------------------------------------------------
Interest                                      10,737,672
--------------------------------------------------------
    Total investment income                   14,498,692
--------------------------------------------------------

EXPENSES:

Advisory fees                                 21,617,925
--------------------------------------------------------
Administrative services fees                     108,996
--------------------------------------------------------
Custodian fees                                   269,048
--------------------------------------------------------
Directors' fees                                   30,960
--------------------------------------------------------
Distribution fees                              8,542,170
--------------------------------------------------------
Transfer agent fees                            4,822,116
--------------------------------------------------------
Other                                          1,028,881
--------------------------------------------------------
    Total expenses                            36,420,096
--------------------------------------------------------
Less: Expenses paid indirectly                  (102,523)
--------------------------------------------------------
    Net expenses                              36,317,573
--------------------------------------------------------
Net investment income (loss)                 (21,818,881)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
    Investment securities                     28,934,402
--------------------------------------------------------
    Futures contracts                         (6,640,895)
--------------------------------------------------------
    Option contracts written                     199,322
--------------------------------------------------------
                                              22,492,829
--------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
    Investment securities                   (548,025,194)
--------------------------------------------------------
    Futures contracts                          5,238,090
--------------------------------------------------------
                                            (542,787,104)
--------------------------------------------------------
         Net gain (loss) from investment
           securities, futures and option
           contracts                        (520,294,275)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $(542,113,156)
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 AND 1997

                                                                   1998              1997
                                                              ---------------   --------------
OPERATIONS:

  Net investment income (loss)                                $   (21,818,881)  $  (19,740,330)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                               22,492,829      143,240,683
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                             (542,787,104)     435,818,451
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (542,113,156)     559,318,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains            (135,730,479)    (138,552,707)
----------------------------------------------------------------------------------------------
Share transactions--net                                          (548,376,018)     692,927,269
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (1,226,219,653)   1,113,693,366
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           3,864,257,309    2,750,563,943
----------------------------------------------------------------------------------------------
  End of period                                               $ 2,638,037,656   $3,864,257,309
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 2,060,980,954   $2,631,139,285
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (117,968)         (81,400)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                       25,179,825      138,417,475
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             551,994,845    1,094,781,949
----------------------------------------------------------------------------------------------
                                                              $ 2,638,037,656   $3,864,257,309
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-- Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, $21,782,313 was reclassified from undistributed net investment income (loss) to paid in capital as a result of a net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $108,996 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $2,494,291 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the year ended October 31, 1998, the Fund paid AIM Distributors $8,542,170 as compensation under the Plan.
  AIM Distributors received commissions of $763,601 from sales of shares of the Fund's capital stock during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the year ended October 31, 1998, AIM Distributors received $86,211 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1998, the Fund paid legal fees of $10,572 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $35,949 and $66,574, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $102,523 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1998 were $2,149,715,327 and $2,921,465,631, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 667,335,730
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (127,114,794)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 540,220,936
==========================================================

  Cost of investment for tax purposes is $2,124,304,561.

NOTE 7-CALL OPTIONS CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF   PREMIUMS
                                    CONTRACTS   RECEIVED
                                    ---------   ---------
Beginning of period                        --          --
---------------------------------   ---------   ---------
Written                                   741   $ 205,435
---------------------------------   ---------   ---------
Closed                                   (741)   (205,435)
---------------------------------   ---------   ---------
End of period                              --          --
=================================   =========   =========

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                         1998                            1997
                                                             -----------------------------   -----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------   ---------------   -----------   ---------------
Sold                                                          40,244,020   $ 1,856,544,416    41,558,826   $ 1,826,781,148
----------------------------------------------------------   -----------   ---------------   -----------   ---------------
Issued as reinvestment of dividends                            2,928,346       126,973,169     3,068,800       127,938,198
----------------------------------------------------------   -----------   ---------------   -----------   ---------------
Reacquired                                                   (54,802,587)   (2,531,893,603)  (28,514,602)   (1,261,792,077)
----------------------------------------------------------   -----------   ---------------   -----------   ---------------
                                                             (11,630,221)  $  (548,376,018)   16,113,024   $   692,927,269
==========================================================   ===========   ===============   ===========   ===============

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                                 1998           1997          1996          1995         1994
                                                              ----------     ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    49.97     $    44.93    $    40.13    $    28.37    $  23.85
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Income from investment operations:
    Net investment income (loss)                                   (0.33)         (0.26)        (0.32)        (0.04)      (0.05)
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  (7.71)          7.60          6.09         11.80        4.57
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
        Total from investment operations                           (8.04)          7.34          5.77         11.76        4.52
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Less distributions:
    Distributions from net realized gains                          (1.78)         (2.30)        (0.97)           --          --
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Net asset value, end of period                                $    40.15     $    49.97    $    44.93    $    40.13    $  28.37
============================================================  ==========     ==========    ==========    ==========    ========
Total return(a)                                                   (16.36)%        17.35%        14.77%        41.45%      18.96%
============================================================  ==========     ==========    ==========    ==========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,638,038     $3,864,257    $2,750,564    $2,245,554    $687,238
============================================================  ==========     ==========    ==========    ==========    ========
Ratio of expenses to average net assets(b)                          1.06%(c)       1.06%         1.11%         1.08%       1.07%
============================================================  ==========     ==========    ==========    ==========    ========
Ratio of net investment income (loss) to average net
  assets(d)                                                        (0.64)%(c)      (0.65)%      (0.76)%       (0.19)%     (0.26)%
============================================================  ==========     ==========    ==========    ==========    ========
Portfolio turnover rate                                               69%            73%           79%           52%         75%
============================================================  ==========     ==========    ==========    ==========    ========

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15% and 1.09% for 1995-1994.

(c) Ratios are based on average net assets of $3,416,868,071.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.26)% and (0.28)% for 1995-1994.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Ian W. Robinson
Consultant; Formerly Executive
Vice President and
Chief Financial Officer
Bell Atlantic Management
Services, Inc.

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership
OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

John J. Arthur
Senior Vice President and Treasurer

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Jonathan C. Schoolar
Senior Vice President

Dana R. Sutton
Vice President and Assistant Treasurer

Melville B. Cox
Vice President

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Jeffrey H. Kupor
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary

Mary J. Benson
Assistant Treasurer
OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE DIRECTORS

Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

AUDITORS

KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Aggressive Growth Fund distributed long-term capital gains of $1.941 per share during its tax year ended October 31, 1998.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU


 o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

 o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

 o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

 o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

 o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

 o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

 o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

 o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

 o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                          ----------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                          ----------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund             AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                   AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)          AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)        AIM International Equity Fund             The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)       is distributed nationwide, and AIM today is the
AIM Value Fund                           AIM Japan Growth Fund(2)               11th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)      assets under management, according to Strategic
                                         AIM New Pacific Growth Fund(2)         Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund               AIM Global Growth Fund
AIM Advisor Real Estate Fund             AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                       AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.